SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-12)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-12. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-12 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-12 REMIC Pass-Through Certificates.

      On August 30, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $435,275,299.93. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $250,290,587.92 and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $184,984,712.01. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 584 and 422, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 7.340% and 6.948%, respectively. The weighted average remaining term to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 357.92 months and 177.89 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans or the Group II Mortgage Loans were originated prior to August 1, 1999 or May 1, 2000, respectively, or after August 1, 2001. The weighted average original term to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 359.77 and 179.78 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans has a scheduled maturity later than August 1, 2031 or August 1, 2016, respectively. Each Group I Mortgage Loan and Group II Mortgage Loan had an original principal balance of not less than $60,000 and $50,000, respectively, nor more than $1,000,000. Group I Mortgage Loans and Group II Mortgage Loans having an aggregate Adjusted Balance of $8,343,873 and $1,852,656, respectively, as of August 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 69.1% and 60.2%, respectively. No more than $2,235,483 and $1,742,985, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 95%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans or of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans.

      At least 98% and 94%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% and 6%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 57% or 58%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans and Group II Mortgage Loans for which additional collateral was pledged, taken as a group:

      1. the number of such Group I Mortgage Loans and Group II Mortgage Loans is 6 and 10, respectively;

      2. such Group I Mortgage Loans and Group II Mortgage Loans have an aggregate Adjusted Balance of $1,907,754 and $2,226,278, respectively;

      3. the weighted average loan-to-value ratio of such Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such Group I Mortgage Loans and Group II Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 95.9% and 97.8%, respectively.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $1,619,838 and $248,670,750, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.567% and 7.345%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 357.92 months.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 6.250%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $10,188,749 and $174,795,963, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 6.147% and 6.994%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 176.99 months and 177.94 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of August 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1999                                 1                         $536,919

2000                                 5                       $1,965,170

2001                               578                     $247,788,499


Total                              584                     $250,290,588
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 4                       $1,001,880

2001                               418                     $183,982,832


Total                              422                     $184,984,712
                                   ===                     ============

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    546                     $233,749,976

Multi-family Dwellings*              7                       $3,364,150

Townhouses                          11                       $4,399,298

Condominium Units (one to four       4                       $1,479,172
stories high)

Condominium Units (over four         6                       $3,389,900
stories high)

Cooperative Units                   10                       $3,908,092


Total                              584                     $250,290,588
                                   ===                     ============


-----------

*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    392                     $172,834,153

Multi-family Dwellings*              1                          $94,105

Townhouses                           6                       $2,280,443

Condominium Units (one to four      14                       $5,037,919
stories high)

Condominium Units (over four         3                       $1,234,747
stories high)

Cooperative Units                    6                       $3,503,343


Total                              422                     $184,984,712
                                   ===                     ============

-----------

*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           577                     $246,926,438

2-family                             7                       $3,364,150


Total                              584                     $250,290,588
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           421                     $184,890,607

2-family                             1                          $94,105


Total                              422                     $184,984,712
                                   ===                     ============

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   2                         $203,776

$150,000 through $199,999            1                         $190,230

$200,000 through $249,999            2                         $458,275

$250,000 through $299,999           30                       $8,744,879

$300,000 through $349,999          159                      $51,654,216

$350,000 through $399,999          115                      $43,451,771

$400,000 through $449,999           79                      $33,638,761

$450,000 through $499,999           71                      $34,020,478

$500,000 through $549,999           30                      $15,755,367

$550,000 through $599,999           29                      $16,785,815

$600,000 through $649,999           22                      $13,767,309

$650,000 through $699,999           34                      $23,259,564

$700,000 through $749,999            1                         $700,000

$750,000 through $799,999            3                       $2,346,887

$800,000 through $849,999            2                       $1,637,624

$850,000 through $899,999            2                       $1,739,378

$900,000 through $949,999            1                         $937,000

$950,000 and over                    1                         $999,258


Total                              584                     $250,290,588
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   7                         $740,148

$150,000 through $199,999            4                         $722,100

$200,000 through $249,999            1                         $245,731

$250,000 through $299,999           21                       $6,121,525

$300,000 through $349,999           85                      $27,818,858

$350,000 through $399,999          100                      $37,824,820

$400,000 through $449,999           52                      $22,067,589

$450,000 through $499,999           46                      $22,073,161

$500,000 through $549,999           34                      $17,933,092

$550,000 through $599,999           18                      $10,372,227

$600,000 through $649,999           13                       $8,110,179

$650,000 through $699,999           20                      $13,526,801

$700,000 through $749,999            6                       $4,298,462

$750,000 through $799,999            3                       $2,364,760

$800,000 through $849,999            5                       $4,076,607

$850,000 through $899,999            2                       $1,768,990

$900,000 through $949,999            1                         $946,000

$950,000 through $999,999            1                         $973,662

$1,000,000 and over                  3                       $3,000,000


Total                              422                     $184,984,712
                                   ===                     ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.500%                               2                         $745,349

6.501% - 7.000%                     64                      $24,981,724

7.001% - 7.500%                    434                     $188,229,263

7.501% - 8.000%                     83                      $36,058,049

8.001% - 8.125%                      1                         $276,203


Total                              584                     $250,290,588
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

5.625% - 6.000%                      7                       $2,741,163

6.001% - 6.500%                     28                      $11,992,025

6.501% - 7.000%                    250                     $109,258,359

7.001% - 7.500%                    130                      $58,184,328

7.501% - 8.000%                      5                       $2,215,172

8.001% - 8.500%                      2                         $593,665


Total                              422                     $184,984,712
                                   ===                     ============

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   165                      $75,069,487

65.001% - 75.000%                  159                      $69,169,052

75.001% - 80.000%                  236                      $97,708,176

80.001% - 85.000%                    6                       $2,002,657

85.001% - 90.000%                   18                       $6,341,216


Total                              584                     $250,290,588
                                   ===                     ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------


65.00% and below                   232                     $105,782,491

65.001% - 75.000%                   92                      $40,257,217

75.001% - 80.000%                   93                      $37,092,348

80.001% - 85.000%                    1                         $335,078

85.001% - 90.000%                    4                       $1,517,578


Total                              422                     $184,984,712
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,833,958
Arizona                             13                       $6,132,088
Arkansas                             2                         $658,714
California                         184                      $80,229,522
Colorado                            22                       $9,191,971
Connecticut                         20                       $9,748,574
District of Columbia                 5                       $2,417,363
Florida                             15                       $5,918,070
Georgia                             43                      $17,303,948
Hawaii                               1                         $551,559
Idaho                                1                         $569,521
Illinois                            10                       $4,601,114
Indiana                              3                       $1,222,415
Iowa                                 1                         $455,268
Kentucky                             1                         $661,047
Louisiana                            2                         $838,869
Maine                                1                         $299,772
Maryland                             9                       $3,643,438
Massachusetts                       20                       $8,139,875
Michigan                             3                       $1,159,759
Minnesota                            4                       $1,476,393
Missouri                            10                       $4,202,887
Nebraska                             1                         $143,776
Nevada                               1                         $499,600
New Hampshire                        1                         $405,566
New Jersey                          33                      $14,434,024
New York                            55                      $23,033,277
North Carolina                      15                       $6,999,913
Ohio                                 4                       $1,739,483
Oklahoma                             1                         $383,749
Oregon                               2                         $977,589
Pennsylvania                        12                       $4,950,205
Rhode Island                         1                         $394,911
South Carolina                       2                       $1,233,115
Tennessee                            6                       $2,514,814
Texas                               28                      $12,673,444
Utah                                 3                       $1,144,696
Virginia                            33                      $12,572,072
Washington                          10                       $3,951,722
West Virginia                        1                         $374,428
Wyoming                              1                         $608,079

Total                              584                     $250,290,588
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              9                       $4,670,040
Arizona                             11                       $4,419,092
Arkansas                             2                         $828,590
California                         138                      $63,221,052
Colorado                            12                       $5,514,044
Connecticut                         14                       $6,794,579
District of Columbia                 2                         $987,377
Florida                             17                       $6,213,334
Georgia                             19                       $8,163,059
Idaho                                1                         $645,797
Illinois                            10                       $4,333,866
Indiana                              3                       $1,373,463
Maryland                            12                       $5,402,877
Massachusetts                       15                       $7,294,968
Michigan                             6                       $2,508,422
Minnesota                            3                       $1,181,917
Missouri                             9                       $3,761,553
Nevada                               1                         $316,959
New Hampshire                        1                         $413,339
New Jersey                          17                       $6,433,877
New York                            31                      $15,178,904
North Carolina                       8                       $3,315,430
Ohio                                 4                       $1,747,149
Oklahoma                             1                         $530,842
Pennsylvania                         9                       $2,831,596
South Carolina                       7                       $2,715,464
Tennessee                           10                       $4,432,497
Texas                               18                       $7,371,827
Utah                                 4                       $1,272,929
Vermont                              1                         $141,115
Virginia                            11                       $4,941,687
Washington                          12                       $4,663,906
West Virginia                        2                         $668,346
Wisconsin                            2                         $694,815


Total                              422                     $184,984,712
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 20, 2001